Rule 497(k)

Registration Nos. 333-33607 and 811-08333

NUVEEN SYMPHONY LARGE-CAP GROWTH FUND

NUVEEN SYMPHONY LARGE-CAP VALUE FUND

NUVEEN SYMPHONY MID-CAP CORE FUND

NUVEEN SYMPHONY SMALL-MID CAP CORE FUND

NUVEEN SYMPHONY OPTIMIZED ALPHA FUND

SUPPLEMENT DATED JULY 30, 2010

TO THE SUMMARY PROSPECTUS DATED NOVEMBER 30, 2009,

As PREVIOUSLY SUPPLEMENTED MARCH 1, 2010, JUNE 16, 2010 and JULY 1, 2010

Ross Sakamoto has been named a portfolio manager of the Large-Cap Growth Fund, the Large-Cap Value Fund, the Mid-Cap Core Fund, the Small-Mid Cap Core Fund and the Optimized Alpha Fund, joining Gunther Stein as a portfolio manager of these funds.

Mr. Sakamoto, Director of Equity at Symphony Asset Management LLC, the funds’ sub-adviser, has managed the funds since July 30, 2010.

MGN-SMCC2-0710P